                                             GLOBAL VALUE


ROBERTSON STEPHENS MUTUAL FUNDS
The Global Value Fund
Annual Report
December 31, 1997


[GRAPHIC]


THE GLOBAL VALUE FUND ANNUAL REPORT

January 30, 1998

FELLOW SHAREHOLDER:


First-want to thank you for being a shareholder in the Robertson Stephens Funds. All of us here appreciate your support.

As you probably already know, 1997 was an outstanding year for most categories of equity investing with the notable exception of stocks of Asian companies. The year also brought very high market volatility especially in shares of smaller companies, but investors who stayed the course were well rewarded. Yet as-review the timing and level of redemptions out of our fund complex and other fund complexes,-am acutely aware that many investors do not stay the course, and instead sell during market declines worrying that the market will go even lower. An important study done in 1997 by an independent consulting group (DALBAR, Inc.) studying mutual fund investors from 1984-1996 concluded that the average investor in equity mutual funds had given up between 1/3 to 2/3 of available returns by selling at the wrong times and
reinvesting after the market had significantly recovered.   This slippage in
performance is very significant and obviously needs to be avoided.
Developing a financial plan and sticking to it are the centerpieces for achieving expected returns.

We have put some free tools in place for your convenience to help an investor stay the course or just stay up to date with fund activity. First, the portfolio managers of each fund regularly update a recorded message. These "hotline" messages are accessible for current investors through our toll free number (1-800-766-3863) and our Web site (www.rsim.com) and are updated especially during times of significant market volatility. Additionally, we also conduct monthly conference calls with our portfolio managers and provide detailed quarterly summaries on each of our equity mutual funds, all of which can also be accessed on our Web site.

Over the past few years we have introduced several funds that have the objective of global investing. In 1998 we plan to introduce a new fund - a broadly diversified large-cap international fund that is designed to be a core holding. This fund will seek to outperform the benchmark indexes through the application of an investment discipline based on Economic Value Added (EVA). This methodology focuses on studying the level of incremental returns on capital that
companies can earn with their free cash flow.   Though we have successfully used
EVA analysis for years in some of our funds, this is a little used methodology in the mutual fund industry. We believe this methodology sets us apart and that our technological advances help to give our portfolio managers an edge in picking winning stocks. We are quite enthusiastic about this future fund offering.

At Robertson Stephens Funds we continually work on making our investment process better to pursue the goal of outstanding risk adjusted rates of return. One of the areas we focused on in 1997 and will continue to focus on in the future is the use of technologies that help us become better investors. In that regard we added several new exciting technology tools in 1997. As very significant shareholders of our own funds we look forward to seeking excellent returns with you in 1998 and beyond. We believe in the old adage of "Eating your own cooking."

If you have any questions or suggestions please drop me a note or send me an E-mail message.

Again, thank you for your support.

/s/ G. RANDY HECHT
------------------
G. RANDY HECHT
President
Robertson Stephens Funds
randy_hecht@rsco.com


Information contained herein relating to the new international fund is subject to completion or amendment. A registration statement relating to the fund's securities has been filed with the Securities and Exchange Commission. The fund's securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This letter shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the fund's securities in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state. A prospectus regarding the new fund is available from BancAmerica Robertson Stephens; an investor should read that prospectus carefully before investing.

                                             ROBERTSON STEPHENS MUTUAL FUNDS

THE GLOBAL VALUE FUND


FUND HIGHLIGHTS


ACQUISITION
BankAmerica Corporation's acquisition of Robertson, Stephens & Company became effective October 1, 1997. The investment management activity for both organizations has been placed under the leadership of Randy Hecht, President of Robertson Stephens Investment Management (RSIM) since 1989. We believe this is a strong commitment to honor the unique culture which remains at the heart of RSIM's success, and we look forward to the ability to expand our global capabilities and resources as a result of this partnership.


FUND PHILOSOPHY

The Global Value Fund seeks to achieve long-term capital growth by investing primarily in equity securities of mid- and large-cap companies worldwide using a value methodology combining Graham & Dodd balance sheet analysis with cash flow analysis.


CONTENTS

Fund Highlights  1
Report to Shareholders  2
Fund Performance - Class A Shares  8
Portfolio Summary  9
Fund Performance - Class C Shares  10
Schedule of Investments  11
Statement of Assets and Liabilities  13
Statement of Operations  14
Statement of Changes in Net Assets  15
Financial Highlights - Class A Shares  16
Financial Highlights - Class C Shares  17
Notes to Financial Statements  18
Report of Independent Accountants  24
Administration  24

THE GLOBAL VALUE FUND ANNUAL REPORT


DEAR SHAREHOLDER:

The Robertson Stephens Global Value Fund (Class A) returned 3.60% for the fourth quarter and 19.97% for the nine month period from the Fund's inception date, April 1, 1997, to December 31, 1997. For the same periods, the MSCI World Index returned -2.79% and 15.10%, respectively. The Fund's Class C shares had a return of 2.05% for the fourth quarter and 10.15% since their inception on April 1, 1997.

Since the Fund's inception, we have seen volatile swings in stocks and stock markets. Industries that had favorable performance in 1997 and a positive impact on the Fund include financial services, utilities, and real estate. The Fund's underperforming industries were energy and paper and forest products. We ended the year with currency and financial market turmoil in Asia. During this time, the Global Value Fund carried high cash positions, ending the year with a cash position of 28.80%. Our strategy is to slowly invest our cash during the first half of 1998.


[PHOTO]

ANDREW P. PILARA, JR.
Portfolio Manager
The Robertson Stephens Global Value Fund

"...WE BELIEVE THE 25-YEAR RECORD HIGH EVA SPREAD

                                            ROBERTSON STEPHENS MUTUAL FUNDS


One area of emphasis will likely be long duration, equity-income securities. This would be common stocks, where the yield would be a significant component of our 12-15% (annualized) total return objective. The utility sector is an example of such an opportunity.

Our cautious, some might even say stodgy, investment style reflects the current valuation afforded most U.S. stocks. In the last few years we have witnessed the greatest acceleration in corporate profits since World War II, and the lowest discount rate for stocks in 50 years. That is the true definition of a Goldilocks environment (a bull market).

ANNUAL GROWTH RATES S&P INDUSTRIAL 400


                1967-1997       1987-1997      1994-1997
--------------------------------------------------------
SALES             7.1%             5.5%          5.25%

EARNINGS          7.4%             8.9%          13.2%

STOCK PRICES      7.8%            14.1%         26.35%
--------------------------------------------------------

SOURCE: DONALDSON, LUFKIN & JENRETTE


This table shows that stock prices have rocketed ahead of business fundamentals (sales and earnings) in the 1994-1997 time period. Are stock prices ahead of fundamentals? The above table clearly implies some vulnerability. Let's look at the operating fundamentals of the S&P Industrial 400 under EVA (economic value added). This is one of the valuation models we use when analyzing companies.

                                            1994     1995     1996E    1997E
----------------------------------------------------------------------------
RETURN ON CAPITAL EMPLOYED (r)
----------------------------------------------------------------------------
  Nominal                                   9.8%     11.8%    12.5%    13.0%

  Real                                      7.1%      9.0%     9.5%     9.9%

COST OF CAPITAL (c*)
----------------------------------------------------------------------------
  Nominal                                   8.8%      8.5%     8.4%     8.9%

  Real                                      6.2%      5.7%     5.5%     5.8%
----------------------------------------------------------------------------
EVA SPREAD (REAL R-C*)                      0.9%      3.3%     4.0%     4.1%
----------------------------------------------------------------------------

SOURCE: STANDARD & POOR'S; FEDERAL RESERVE BOARD; BUREAU OF LABOR STATISTICS;
        GOLDMAN SACHS & CO.



            FUNDAMENTALLY UNDERPINS THE BULL MARKET OF THE 1990'S....."

THE GLOBAL VALUE FUND ANNUAL REPORT


CASH FLOW

The EVA for the S&P Industrial 400 in 1997 is estimated to have reached its highest level in 25 years. The EVA spread (return on capital less cost of capital) is 4.1% in 1997. Real returns are going up and real cost of capital is about flat. We will answer our own question about stock prices and fundamentals by saying that we believe the 25-year record high EVA spread fundamentally underpins the bull market of the 1990's. We find that return metrics (EVA and Cash Flow Return on Investment - CFROI) give us better information about valuation. The key question is, can this level of EVA be sustained? We do not forecast stock index targets, but we do believe that the denominator of the valuation equation (cash flow divided by discount rate), or discount rate, is especially important today.

As a nine-month old Fund, it is too early to make judgments based on our performance. The gestation period for any fund is at least three years. While the Fund is young, your portfolio manager is not. I have

                                                       INVESTMENT MANAGEMENT


[PHOTO]

G. RANDY HECHT
President
Robertson Stephens
Funds
randy_hecht@rsco.com

INVESTMENT TEAM
RESEARCH
Lisa-Marie Jurcazak
Jay Sherwood

SENIOR TRADER
Catherine O'Neill
TRADING
Christopher Beagle
ADMINISTRATION
Natasha Schmitz

                                              ROBERTSON STEPHENS MUTUAL FUNDS

been managing investment portfolios for over 23 years, spending much of that time coming to appreciate the merits of value investing. The value investing philosophy of the Global Value team differs from the low price to book value, low P/E methodology of most value funds. We think value investing means buying a company's stock at a significant discount from what that company is worth in a private transaction for the whole company ("Business Value"). We think that the best way to measure the "Business Value" of a company is to look at return on capital, using NPV (net present value) models like CFROI of Holt Advisory, and EVA of Stern Stewart.


PAPER AND FOREST PRODUCTS

One industry where we see stock prices at a discount to "Business Value" is the paper and forest products industry. Supply/demand dynamics in this sector are more favorable than they have been in decades and valuations for a number of companies are near recessionary lows. Our studies show that the paper and forest product industry has one of the worst 20-year return on investment records. In December, after visiting more than twenty Canadian paper and forest product companies, we found a majority of them now employing some form of return on investment discipline.

       "ONE INDUSTRY WHERE
        WE SEE STOCK PRICES AT A
        DISCOUNT TO "BUSINESS
        VALUE" IS THE PAPER AND
        FOREST PRODUCTS."

There appears to be a significant change in how capital is managed in this industry. Gone are the executives who talk only about tonnage and market share. With the expected decrease in capacity additions, we think the Asian crisis has created a long-term buying opportunity. The 19.9% correction in U.S. paper and forest product stocks during the fourth quarter of 1997 was the worst sell-off for these companies in 35 years.

Wood Gundy Securities recently reported that in Asia, since June of 1997, 3.1 million tons of new market pulp capacity have either been cancelled or substantially delayed. That is 7.7% of market pulp capacity. We think we could see similar cutbacks in other industries as capital becomes more rationally allocated. With very low inventories in certain commodities, even below normal historic demand growth could push commodity prices substantially higher.

THE GLOBAL VALUE FUND ANNUAL REPORT

  "WE BELIEVE THAT ELECTRIC
   UTILITY DEREGULATION
   IS AN EXTREMELY
   IMPORTANT EVENT FOR
   UTILITY COMPANIES AND
   FOR INVESTORS."

We currently like the newsprint companies, in particular,
ABITIBI-CONSOLIDATED, INC.   Abitibi-Consolidated is the result of the 1996
merger between Abitibi-Price and Stone-Consolidated. The combined companies produce over 2.8 million metric tons of newsprint (25% of North American capacity) annually. In addition to improving fundamentals for the newsprint sector, the company's management team is trying to cut over $200 million in costs. These savings are expected by June of 1999. We believe we found a company with improving returns on capital and a highly motivated management team at a cheap price.


UTILITY

Another area where we see value is the utility sector, which is our largest industry weighing at 24.90%. The electric utility industry is undergoing a transition from being a regulated monopoly to becoming a competitive, deregulated business. We believe that electric utility deregulation is an extremely important event for utility companies and for investors. Industry restructuring in various states is providing high cash flows with the recovery of stranded costs.

                                              ROBERTSON STEPHENS MUTUAL FUNDS

This cash will enable certain companies to reinvest in higher return, non-regulated businesses. Reinvestment in non-regulated businesses should also improve growth rates.

No longer will utilities be one integrated company. We will now see three businesses: generation, transmission and distribution. The economics of each business are different and we will be monitoring company strategies in each area. International utility opportunities are also being pursued by a number of companies. We believe the days are gone when utility stocks were stable, income vehicles. Gone are the days when utility corporate strategy would consist of preparing for the next meeting with the regulators. Long-term, we believe that deregulation will result in an industry with:


--  Increased cash flows
--  Higher returns
--  Increased growth
--  Increased EVA spread
--  Higher valuations


Our two favorites are the California cash-flow stories:
PACIFIC GAS & ELECTRIC and EDISON INTERNATIONAL, INC.


In closing, we want to say that each member of the Global Value Team, Andy Pilara (Portfolio Manager, San Francisco), Jay Sherwood (Research, San Francisco) and Lisa-Marie Jurcazak (Research, London) own shares in the fund. "We eat our own cooking!"

Thank you for your support and trust. It is our hope that we can build a profitable, long-term relationship.


Sincerely,


/s/ ANDREW P. PILARA, JR.
-------------------------
ANDREW P. PILARA, JR.
Portfolio Manager
January 30, 1998


TO HEAR MY ONGOING THOUGHTS ON THE FUND, CALL OUR
PORTFOLIO MANAGER HOTLINE AT 1-800-766-3863.

THE GLOBAL VALUE FUND ANNUAL REPORT

FUND PERFORMANCE - CLASS A SHARES

Results of a hypothetical $10,000 investment in The Global Value Fund, the S&P 500 Index(1) and the MSCI World Index(2) IF INVESTED ON APRIL 1, 1997(3)


[GRAPH - PLOT POINTS TO COME]


CUMULATIVE TOTAL RETURNS


                                                                                      GLOBAL VALUE        S&P 500      MSCI WORLD
FOR THE PERIOD ENDED 12/31/97                                                                 FUND     FUND INDEX(1)        INDEX(2)
------------------------------------------------------------------------------------------------------------------------------------
Since inception (4/1/97)(3)                                                                 19.97%            29.43%          15.10%
------------------------------------------------------------------------------------------------------------------------------------

(1)    THE STANDARD & POOR'S COMPOSITE INDEX OF 500 STOCKS ("S&P 500
       INDEX") IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF MARKET ACTIVITY BASED ON THE AGGREGATE PERFORMANCE OF A SELECTED PORTFOLIO OF PUBLICLY TRADED STOCKS. IT IS WIDELY RECOGNIZED AS REPRESENTATIVE OF THE STOCK MARKET IN GENERAL. INVESTMENT RESULTS ASSUME THE REINVESTMENT OF DIVIDENDS PAID ON THE STOCKS COMPRISING THE INDEX. YOU CANNOT INVEST IN AN INDEX ITSELF.
(2) THE MORGAN STANLEY CAPITAL INTERNATIONAL ("MSCI") WORLD INDEX IS AN UNMANAGED, MARKET CAPITALIZATION-WEIGHTED INDEX COMPOSED OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 22 DEVELOPED-MARKET COUNTRIES IN NORTH AMERICA, EUROPE, AND THE ASIA-PACIFIC REGION. YOU CANNOT INVEST IN AN INDEX ITSELF.
(3)    DATE THAT THE FUND'S CLASS A SHARES WERE FIRST ISSUED TO THE PUBLIC.


     Investors should realize that all performance data presented is based upon past performance during limited periods of time, and that past performance is no guarantee of future performance. Investors should also realize that both investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The correlation of performance between an unmanaged index and this fund is not usually exact.

     International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Short selling is the sale of a borrowed security, and the price of the security can increase between the date the security is sold and the date when the fund must replace it. Options and futures may not be perfectly correlated to the underlying index or security. High-yielding, lower-quality debt securities may be considered to be of lower standing and more speculative.

                                              ROBERTSON STEPHENS MUTUAL FUNDS


PORTFOLIO SUMMARY
AS OF DECEMBER 31, 1997

[GRAPHIC]

Top Ten Holdings

1.
AMB PROPERTY CORPORATION (7.46%)
Acquires and operates industrial properties and community shopping centers throughout the United States.

2.
PG&E CORPORATION (7.17%)
A San Francisco-based energy services company with operations throughout North America and Australia.

3.
ITALGAS S.P.A. (7.10%)
A state controlled gas and water distribution company.

4.
EDISON INTERNATIONAL, INC. (6.41%)
An electric utility company.

5.
GENERAL MOTORS CORPORATION (6.00%)
Manufactures and sells vehicles worldwide under the "Chevrolet", "Buick", "Cadillac", "Pontiac", "Saturn", and "GMC" names.

6.
ABITIBI-CONSOLIDATED, INC. (4.93%)
An integrated Canadian forest products company, producing newsprint and uncoated groundwood papers, as well as distributing paper and other information-related products.

7.
BENCKISER N.V., CLASS B (4.85%)
An international producer and supplier of cleaning and washing agents.

8.
BOWATER, INC. (4.82%)
Produces newsprint, coated and uncoated groundwood, and bleached pulp and lumber products in the United States.

9.
BG PLC, ADR (4.25%)
Provides gas transportation and storage services to customers in Great
Britain.

10.
AMERADA HESS CORPORATION (4.14%)
Explores for, produces, purchases, transmits, transports and sells crude oil and natural gas. In addition, the company manufactures, transports and markets petroleum products.

THE GLOBAL VALUE FUND ANNUAL REPORT


FUND PERFORMANCE - CLASS C SHARES


Results of a hypothetical $10,000 investment in The Global Value Fund, the S&P 500 Index(1), and the MSCI World Index(2) IF INVESTED ON JUNE 30, 1997(3)

[GRAPH - PLOT POINTS TO COME]

CUMULATIVE TOTAL RETURNS


                                                                    GLOBAL VALUE   GLOBAL VALUE         S&P 500      MSCI WORLD
FOR THE PERIOD ENDED 12/31/97                                               FUND           FUND      FUND INDEX(1)        INDEX(2)
----------------------------------------------------------------------------------------------------------------------------------
Since inception (6/30/97)(3)                                              11.15%         10.15%             10.63%         (0.34)%
----------------------------------------------------------------------------------------------------------------------------------

(1) THE STANDARD & POOR'S COMPOSITE INDEX OF 500 STOCKS ("S&P 500 INDEX") IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF MARKET ACTIVITY BASED ON THE AGGREGATE PERFORMANCE OF A SELECTED PORTFOLIO OF PUBLICLY TRADED STOCKS. IT IS WIDELY RECOGNIZED AS REPRESENTATIVE OF THE STOCK MARKET IN GENERAL. INVESTMENT RESULTS ASSUME THE REINVESTMENT OF DIVIDENDS PAID ON THE STOCKS COMPRISING THE INDEX. YOU CANNOT INVEST IN AN INDEX ITSELF.
(2) THE MORGAN STANLEY CAPITAL INTERNATIONAL ("MSCI") WORLD INDEX IS AN UNMANAGED, MARKET CAPITALIZATION-WEIGHTED INDEX COMPOSED OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 22 DEVELOPED-MARKET COUNTRIES IN NORTH AMERICA, EUROPE, AND THE ASIA-PACIFIC REGION. YOU CANNOT INVEST
       IN AN INDEX ITSELF.
(3)    DATE THAT THE FUND'S CLASS C SHARES WERE FIRST ISSUED TO THE PUBLIC.
(4) REFLECTS THE 1% CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS WITHIN THE FIRST YEAR OF PURCHASING SHARES.

     Investors should realize that all performance data presented is based upon past performance during limited periods of time, and that past performance is no guarantee of future performance. Investors should also realize that both investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The correlation of performance between an unmanaged index and this fund is not usually exact.

     International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Short selling is the sale of a borrowed security, and the price of the security can increase between the date the security is sold and the date when the fund must replace it. Options and futures may not be perfectly correlated to the underlying index or security. High-yielding, lower-quality debt securities may be considered to be of lower standing and more speculative.

                                             ROBERTSON STEPHENS MUTUAL FUNDS

Schedule of Investments


DECEMBER 31, 1997                                                                FOREIGN CURRENCY(2)        SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS
---------------------------------------------------------------------------------------------------------------------------------
AUTOMOBILES AND MOTOR VEHICLES - 6.0%
General Motors Corporation                                                                                  21,000   $  1,273,125
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        1,273,125
---------------------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS - 4.9%
Benckiser NV, Class B1                                                                                      25,000      1,028,125
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        1,028,125
---------------------------------------------------------------------------------------------------------------------------------
CONSUMER SERVICES - 1.1%
Avis Rent A Car, Inc.1                                                                                       7,400        236,338
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          236,338
---------------------------------------------------------------------------------------------------------------------------------
ENERGY - 4.1%
Amerada Hess Corporation                                                                                    16,000        878,000
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          878,000
---------------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT - 2.7%
King World Productions, Inc.                                                                                10,000        577,500
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          577,500
---------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES - 6.2%
Nordbanken Holding AB1                                                                         SEK          30,000        169,669
The C.I.T. Group, Inc., Class A1                                                                            23,500        757,875
Toronto-Dominion Bank                                                                          CAD          10,000        375,921
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        1,303,465
---------------------------------------------------------------------------------------------------------------------------------
PAPER & FOREST - 9.7%
Abitibi-Consolidated, Inc.                                                                     CAD          75,000      1,045,488
Bowater, Inc.                                                                                               23,000      1,022,062
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        2,067,550
---------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE - 7.5%
AMB Property Corporation                                                                                    63,000      1,582,875
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        1,582,875
---------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 1.9%
Telecom Italia S.p.A., ADR(3)                                                                                6,200        396,800
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          396,800
---------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION - 2.2%
Burlington Northern Santa Fe Corporation                                                                     5,000        464,688
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          464,688
---------------------------------------------------------------------------------------------------------------------------------
UTILITIES - 24.9%
BG PLC                                                                                         GBP         200,000        901,897
Edison International, Inc.                                                                                  50,000      1,359,375
Italgas S.p.A.                                                                                 ITL         365,000      1,506,748
PG&E Corporation                                                                                            50,000      1,521,875
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        5,289,895
---------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

THE GLOBAL VALUE FUND ANNUAL REPORT


DECEMBER 31, 1997                                                                FOREIGN CURRENCY(2)        SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 71.2% (Cost: $13,924,519)                                                                      $   15,098,361
---------------------------------------------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS
---------------------------------------------------------------------------------------------------------------------------------
Cash                                                                                                                           85
U.S. Treasury Bill, due 1/8/98, $2,000,000 par value                                                                    1,998,347
U.S. Treasury Bill, due 2/5/98, $2,000,000 par value                                                                    1,990,650
Repurchase Agreement
    State Street Bank and Trust Company, 5.30%, dated 12/31/97, due 1/2/98, maturity value $5,376,583 (collateralized by
    $5,045,000 par value U.S. Treasury Note, 7.875%, due 11/15/07)                                                      5,375,000
---------------------------------------------------------------------------------------------------------------------------------
TOTAL CASH AND CASH EQUIVALENTS - 44.1%                                                                                 9,364,082
---------------------------------------------------------------------------------------------------------------------------------
OTHER LIABILITIES, NET - (15.3%)                                                                                       (3,250,405)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                                                                          $   21,212,038
---------------------------------------------------------------------------------------------------------------------------------

(1) Income-producing security.
(2) Foreign-denominated security: CAD - Canadian Dollar; GBP - British Pound; ITL - Italian Lire; SEK - Swedish Kronor.
(3) ADR - American Depository Receipt.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS

STATEMENT OF ASSETS AND LIABILITIES


DECEMBER 31, 1997
 ...................................................................................................................................

ASSETS
 ...................................................................................................................................
Investments, at value (Cost: $13,924,519)                                                                            $   15,098,361
Cash and cash equivalents                                                                                                 9,364,082
Receivable for investments sold                                                                                             757,709
Dividends/interest receivable                                                                                                57,336
Receivable for fund shares subscribed                                                                                        53,046
Organization cost                                                                                                            22,411
 ...................................................................................................................................
TOTAL ASSETS                                                                                                             25,352,945

 ...................................................................................................................................
LIABILITIES
 ...................................................................................................................................
Payable for investments purchased                                                                                         3,988,761
Accrued expenses                                                                                                            108,020
Payable for fund shares redeemed                                                                                             26,689
Payable to adviser                                                                                                           17,437
 ...................................................................................................................................
TOTAL LIABILITIES                                                                                                         4,140,907

 ...................................................................................................................................
TOTAL NET ASSETS                                                                                                     $   21,212,038

 ...................................................................................................................................
NET ASSETS CONSIST OF:
 ...................................................................................................................................
Paid-in capital                                                                                                          19,744,008
Accumulated undistributed net investment income                                                                              27,120
Accumulated net realized gain from investments                                                                              274,012
Net unrealized appreciation on investments                                                                                1,166,898

 ...................................................................................................................................
TOTAL NET ASSETS                                                                                                     $   21,212,038
 ...................................................................................................................................

 ...................................................................................................................................
PRICING OF SHARES:
  Net Asset Value, offering and redemption price per share -                                                         $        11.15
  Class A Shares (Net assets of $21,018,893 applicable to 1,885,517 shares of beneficial interest outstanding with no par value)
 ...................................................................................................................................

  Net Asset Value, offering and redemption price per share -                                                         $        11.18
  Class C Shares (Net assets of $193,145 applicable to 17,278 shares of beneficial interest outstanding with no par value)(1)
 ...................................................................................................................................


(1) Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.





THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

THE GLOBAL VALUE FUND ANNUAL REPORT


STATEMENT OF OPERATIONS


FOR THE PERIOD ENDED DECEMBER 31, 1997(1)
 ...................................................................................................................................
INVESTMENT INCOME
 ...................................................................................................................................
Interest                                                                                                             $   246,000
Dividends (net of foreign tax withheld of $8,850)                                                                        456,193
 ...................................................................................................................................
TOTAL INVESTMENT INCOME                                                                                                  702,193

 ...................................................................................................................................
EXPENSES
 ...................................................................................................................................
Investment advisory fees                                                                                                 130,016
Transfer agent fees                                                                                                       59,749
Professional fees                                                                                                         41,357
Custodian fees                                                                                                            34,680
Administrative services fees                                                                                              32,504
Distribution fees - Class A Shares                                                                                        31,862
Organization expense                                                                                                      31,785
Registration and filing fees                                                                                              24,110
Trustees' fees and expenses                                                                                               16,653
Shareholder reports                                                                                                       13,490
Distribution fees - Class C Shares                                                                                         1,926
Shareholder servicing fees - Class C Shares                                                                                  642
Insurance                                                                                                                    382
 ...................................................................................................................................
Total Expenses                                                                                                           419,156
Less: Expense waiver by adviser                                                                                         (163,698)
 ...................................................................................................................................
TOTAL EXPENSES, NET                                                                                                      255,458

 ...................................................................................................................................

NET INVESTMENT INCOME                                                                                                    446,735
 ...................................................................................................................................

 ...................................................................................................................................
REALIZED GAIN/(LOSS) AND UNREALIZED APPRECIATION/(DEPRECIATION) ON INVESTMENTS
 ...................................................................................................................................
Net realized gain from investments                                                                                     1,406,476
Net change in unrealized appreciation on investments                                                                   1,166,898
 ...................................................................................................................................
TOTAL NET REALIZED GAIN AND UNREALIZED APPRECIATION ON INVESTMENTS                                                     2,573,374

 ...................................................................................................................................
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                 $ 3,020,109
 ...................................................................................................................................


(1) The Fund commenced operations on April 1, 1997.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS


                                                                                                                         FOR THE
                                                                                                                    PERIOD ENDED
                                                                                                            DECEMBER 31, 1997(1)
 ...................................................................................................................................
Operations
 ...................................................................................................................................
Net investment income                                                                                                $     446,735
Net realized gain from investments                                                                                       1,406,476
Net change in unrealized appreciation on investments                                                                     1,166,898
 ...................................................................................................................................
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                     3,020,109

 ...................................................................................................................................
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income- Class A Shares                                                                                     (418,315)
Net investment income- Class C Shares                                                                                       (1,300)
Realized gain on investments- Class A Shares                                                                            (1,123,081)
Realized gain on investments- Class C Shares                                                                                (9,383)
 ...................................................................................................................................
TOTAL DISTRIBUTIONS
                                                                                                                        (1,552,079)

 ...................................................................................................................................
CAPITAL SHARE TRANSACTIONS
Net increase in net assets resulting from capital share transactions                                                    19,744,008
 ...................................................................................................................................
TOTAL INCREASE IN NET ASSETS                                                                                            21,212,038

 ...................................................................................................................................

 ...................................................................................................................................
NET ASSETS
Beginning of period                                                                                                              -
End of period                                                                                                        $  21,212,038
 ...................................................................................................................................


(1) The Fund commenced operations on April 1, 1997.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

THE GLOBAL VALUE FUND ANNUAL REPORT

Financial Highlights - Class A Shares


                                                                                                                           FOR THE
FOR A SHARE OUTSTANDING                                                                                               PERIOD ENDED
THROUGHOUT THE PERIOD:                                                                                        DECEMBER 31, 1997(1)
 ...................................................................................................................................
NET ASSET VALUE, BEGINNING OF PERIOD                                                                                 $    10.00
 ...................................................................................................................................

 ...................................................................................................................................
Net Investment Income                                                                                                      0.28
Net realized gain and unrealized appreciation on investments                                                               1.69
 ...................................................................................................................................
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                       1.97

 ...................................................................................................................................
Distributions from net investment income                                                                                  (0.22)
Distributions from realized gain on investments                                                                           (0.60)

 ...................................................................................................................................
NET ASSET VALUE, END OF PERIOD                                                                                       $    11.15
 ...................................................................................................................................

 ...................................................................................................................................
TOTAL RETURN(2)                                                                                                           19.97%
 ...................................................................................................................................

 ...................................................................................................................................
RATIOS/SUPPLEMENTAL DATA
 ...................................................................................................................................
Net Assets, end of period (000s)                                                                                     $   21,019
Ratio of Expenses to Average Net Assets                                                                                    1.95%(2)
Ratio of Net Investment Income to Average Net Assets                                                                       3.50%(2)
Portfolio Turnover Rate                                                                                                     234%
Average Commission Rate Paid(3)                                                                                      $   0.0265
 ...................................................................................................................................


(1) Class A shares were first issued on April 1, 1997.

(2) If the Fund had paid all of its expenses and there had been no reimbursement from the Adviser, total return would have been 19.00%, the ratio expenses to average net assets would have been 3.21%, and the ratio of net investment income to average net assets would have been 2.24%.

(3) A fund is required to disclose its average commission rate per share for security trades on which a commission is charged. This amount may vary from to fund and period to period depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ. This rate generally does not reflect markups, markdowns or spreads on shares traded on a principal basis, if any.

    Ratios, except for total return and portfolio turnover rate, have been annualized.

    Per-share data with respect to Class A shares for the period has been determined by using the average number of Class A shares outstanding throughout the period. Distributions reflect actual per-share amount distributed for the period.






THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS


FINANCIAL HIGHLIGHTS - CLASS C SHARES


                                                                                                                            FOR THE
FOR A SHARE OUTSTANDING                                                                                                PERIOD ENDED
THROUGHOUT THE PERIOD:                                                                                         DECEMBER 31, 1997(1)
 ...................................................................................................................................
NET ASSET VALUE, BEGINNING OF PERIOD                                                                                 $  10.69
 ...................................................................................................................................

 ...................................................................................................................................
Net investment income                                                                                                    0.02
Net realized gain and unrealized appreciation on investments                                                             1.15
 ...................................................................................................................................
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                     1.17

 ...................................................................................................................................
Distributions from net investment income                                                                                (0.08)
Distributions from realized gain on investments                                                                         (0.60)

 ...................................................................................................................................
NET ASSET VALUE, END OF PERIOD                                                                                       $  11.18
 ...................................................................................................................................
TOTAL RETURN(2)                                                                                                         11.15%
 ...................................................................................................................................

 ...................................................................................................................................
RATIOS/SUPPLEMENTAL DATA
 ...................................................................................................................................
Net Assets, end of period (000S)                                                                                     $    193
Ratio of Expenses to Average Net Assets                                                                                  2.70%(2)
Ratio of Net Investment Income to Average Net Assets                                                                     0.33%(2)
Portfolio Turnover Rate                                                                                                   234%
Average Commission Rate Paid(3)                                                                                      $ 0.0265
 ...................................................................................................................................



(1) Class C shares were first issued on June 30, 1997.

(2) If the fund had paid all of its expenses and there had been no reimbursement from the Adviser, total return would have been 9.26%, the ratio of expenses to average net assets would have been 3.97%, and the ratio of net investment loss to average net assets would have been (0.94)%.

(3) A fund is required to disclose its average commission rate per share for security trades on which a commission is charged. This amount may vary from fund to fund and period to period depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ. This rate generally does not reflect markups, markdowns or spreads on shares traded on a principal basis, if any.

    Ratios, except for total return and portfolio turnover rate, have been annualized. Total returns do not include the 1% contingent deferred sales charge.

    Per-share data with respect to Class C shares for the period has been determined by using the average number of Class C shares outstanding throughout the period. Distributions reflect actual per-share amount distributed for the period.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

THE GLOBAL VALUE FUND ANNUAL REPORT


NOTES TO FINANCIAL STATEMENTS

The Robertson Stephens Global Value Fund (the "Fund") is a series of the Robertson Stephens Investment Trust (the "Trust"), a Massachusetts business trust organized on May 11, 1987. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, open-end management investment company. The Fund became effective to offer shares to the public on April 1, 1997. The Trust offers twelve series of shares -- The Robertson Stephens Emerging Growth Fund, The Robertson Stephens Value + Growth Fund, The Contrarian FundTM, The Robertson Stephens Developing Countries Fund, The Robertson Stephens Growth & Income Fund, The Robertson Stephens Partners Fund, The Information Age FundTM, The Robertson Stephens Global Natural Resources Fund, The Robertson Stephens Global Low-Priced Stock Fund, The Robertson Stephens Diversified Growth Fund, The Robertson Stephens MicroCap Growth Fund and The Robertson Stephens Global Value Fund. The assets for each series are segregated and accounted for separately.

The Trustees have authorized the issuance of two classes of shares of beneficial interest of the Fund, designated as Class A and C, respectively. The shares of each class represent an interest in the same portfolio of investments of the Fund. Expenses of the Fund are borne pro-rata by the holders of each class of shares, except that each class may bear expenses unique to that class (including, but not limited to, distribution expenses applicable to such class).

Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund was liquidated. In addition, the Board of Trustees declares separate distributions on each class of shares. Each class votes as a class only with respect to its own distribution plan or other matters for which a class vote is required by law or determined by the Board of Trustees. Class C shares were first issued by the Fund on June 30, 1997. Class C shares are subject to a 1% contingent deferred sales charge if those shares are redeemed within one year of purchase.

NOTE 1    SIGNIFICANT ACCOUNTING POLICIES:

The following policies are in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. INVESTMENT VALUATIONS:

Marketable securities are valued at the last sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. Foreign securities are generally denominated in foreign currencies. The currencies are translated into U.S. dollars

                                                 ROBERTSON STEPHENS MUTUAL FUNDS
by using the exchange rates quoted at the close of The London Stock Exchange prior to when the Fund's net asset value is next determined. At December 31,
1997, 100% of the Fund's portfolio was valued in this manner.     Securities
for which market quotations are not readily available are valued at their fair value as determined in accordance with the guidelines and procedures adopted by the Fund's Board of Trustees. The guidelines and procedures use fundamental valuation methods which include, but are not limited to, the analysis of: the effect of any restrictions on the sale of the security, product development and trends of the security's issuer, changes in the industry and other competing companies, significant changes in the issuer's financial position, and any other event which would have a significant impact on the value of the security. At December 31, 1997, no security of the Fund was valued using these guidelines and procedures.

b. REPURCHASE AGREEMENTS:

Repurchase agreements are fully collateralized by U.S. government securities. All collateral is held by the Fund's custodian and is monitored daily to ensure that the collateral's market value equals at least 100% of the repurchase price under the agreement. However, in the event of default or bankruptcy, realization and/or retention of the collateral may be subject to legal proceedings. The Fund's policy is to limit repurchase agreement transactions to those parties deemed by the Fund's Investment Adviser to have satisfactory creditworthiness.

c. FEDERAL INCOME TAXES:

The Fund intends to comply with requirements of the Internal Revenue Code, qualifying as a regulated investment company. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax will be made.

d. SECURITIES TRANSACTIONS:

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

e. FOREIGN CURRENCY TRANSLATION:

The accounting records of the Fund are maintained in U.S. dollars. Investments securities and all other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at the exchange rate each day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange in effect on the dates of the respective transactions.

The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

THE GLOBAL VALUE FUND ANNUAL REPORT

f. INVESTMENT INCOME:

Dividend income is recorded on the ex-dividend date, except certain cash dividends from foreign securities which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, which includes accretion of original issue discount, is accrued and recorded daily.

g. EXPENSES:

Most expenses of the Trust can be directly attributed to a specific fund. Expenses which cannot de directly attributed to a specific fund are apportioned between the funds in the Trust.

h. DISTRIBUTIONS TO SHAREHOLDERS:

Dividends to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences which will reverse in a subsequent period. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

i. CLASS ALLOCATIONS:

Income, common expenses, and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate daily net assets of the respective classes. Transfer agent expenses, distribution/shareholder service fees, and any other class specific expenses, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate applicable to each class.

j. CAPITAL ACCOUNTS:

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

k. TEMPORARY BORROWINGS:

The Fund and several affiliated funds share in a $15 million, uncommitted revolving credit and/or overdraft protection facility from the Fund's custodian bank for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the market rates at the time of borrowing. The

                                            ROBERTSON STEPHENS MUTUAL FUNDS

Fund may borrow up to a maximum of 33 percent of its total assets under the agreement.

NOTE 2    CAPITAL SHARES:

a. TRANSACTIONS:

The Fund has authorized an unlimited number of shares of beneficial interest with no par value divided into two classes designated Class A and Class C. Transactions in capital shares for Class A for the period from April 1, 1997 (Commencement of Operations), through December 31, 1997, and for Class C for the period from July 1, 1997 (Commencement of Operations), to December 31, 1997, were as follows:


Class A

4/1/97 - 12/31/97                                                                                  SHARES                  AMOUNT
 ...................................................................................................................................
Shares sold                                                                                        2,702,798          $ 28,681,823
Shares reinvested                                                                                    133,337             1,440,036
 ...................................................................................................................................
                                                                                                   2,836,135          $ 30,121,859

 ...................................................................................................................................
Shares redeemed                                                                                     (950,618)          (10,514,984)
 ...................................................................................................................................

 ...................................................................................................................................
Net increase                                                                                       1,885,517          $ 19,606,875
 ...................................................................................................................................



CLASS C

4/1/97* - 12/31/97                                                                                  SHARES                  AMOUNT

 ...................................................................................................................................
Shares sold                                                                                           88,718          $    962,644
Shares reinvested                                                                                        985                10,684
 ...................................................................................................................................
                                                                                                      89,703          $    973,328
 ...................................................................................................................................
Shares redeemed                                                                                      (72,425)             (836,195)
 ...................................................................................................................................

 ...................................................................................................................................
Net increase                                                                                          17,278          $    137,133
 ...................................................................................................................................


* Class C shares were first issued on July 1, 1997.

NOTE 3    TRANSACTIONS WITH AFFILIATES:

a. ADVISORY FEES AND EXPENSE LIMITATION:

Under the terms of an advisory agreement, which is reviewed and approved annually (beginning in 2000) by the Board of Trustees, the Fund pays Robertson, Stephens & Company Investment Management, L.P. ("RSIM, L.P.") an investment advisory fee and an administrative services fee calculated at an annual rate of 1.00% and 0.25%, respectively, of the average daily net assets of the Fund. For the period from April 1, 1997 (Commencement of Operations) through December 31, 1997, the Fund incurred investment advisory fees and administrative fees of $130,016 and $32,504, respectively. RSIM, L.P. voluntarily agreed to waive any annual operating expenses, excluding the expense differential between Class A and Class C, of the Fund's Class A and Class C shares exceeding an annual expense ratio of 1.95%. For the period from April 1, 1997 (Commencement of Operations), through December 31, 1997, RSIM, L.P. agreed to waive fees of $160,424 for Class A shares and $3,274 for Class C shares.

RSIM, L.P. may recoup waived or reimbursed operating expenses over the succeeding two years, subject to expense limitations then applicable to the Fund. No previous expense waivers or reimbursements of operating expenses were recouped by RSIM, L.P. from the Fund during the period from April 1, 1997 (Commencement of Operations), through December 31, 1997.

THE GLOBAL VALUE FUND ANNUAL REPORT

b. COMPENSATION OF TRUSTEES AND OFFICERS:

Trustees and officers of the Trust who are interested persons of the Trust receive no compensation from the Trust. Trustees of the Trust who are not interested persons of the Trust, as defined in the 1940 Act, collectively received compensation and reimbursement of expenses of $22,265 for the year ended December 31, 1997.

c. DISTRIBUTION FEES:

For the period from January 1, 1997, through September 30, 1997, the Fund entered into agreements with Robertson, Stephens & Company LLC ("RS&Co.") for distribution services with respect to its Class A and Class C shares and adopted Plans of Distribution pursuant to Rule 12b-1 under the 1940 Act, where continuance is reviewed annually by the Fund's Board of Trustees.
Under these Plans, RS&Co. was compensated for services in such capacity including its expenses in connection with the promotion and distribution of the Fund's Class A and Class C shares. The distribution fees for Class A and Class C shares are calculated at an annual rate of 0.25% and 0.75%, respectively, based on the average daily net assets attributed to each class of shares, although the Class C Plan contemplates payments at a rate of up to 1% of the Fund's average net assets attributable to Class C shares. For the period from January 1, 1997, through September 30, 1997, for Class A, and for the period from June 30, 1997 (Commencement of Operations) through September 30, 1997, for Class C, the Fund paid distribution fees of $18,231 and $1,559, respectively, to RS&Co. On October 1, 1997, BankAmerica Corporation ("BAC") became the owner of the entire beneficial interest in RSIM, L.P. (See note 5.a. in Notes to the Financial Statements). As part of that acquisition, BAC also became the owner of the entire beneficial interest in RSIM's affiliate, BancAmerica Robertson Stephens (formerly Robertson Stephens & Company LLC). Pursuant to certain laws and regulations that apply to bank holding companies and their affiliates, a bank holding company-affiliated broker-dealer may not serve as the distributor or principal underwriter of mutual funds.
Commencing October 1, 1997, Edgewood Services, Inc., a non-affiliate, has been designated the Fund's new distributor.

d. SHAREHOLDER SERVICING FEE:

The Trust has adopted a Shareholder Servicing Plan for the Class C shares of each fund. Under the Plan, each fund pays fees to BancAmerica Robertson Stephens ("BARS") at an annual rate of up to 0.25% of the fund's average daily net assets of the Class C shares. The Plan contemplates that financial institutions will enter into shareholder service agreements with BARS to provide administrative support services to their customers who are fund shareholders. In return for providing these support services, a financial institution may receive payments from BARS at a rate not exceeding 0.25% of the average daily net assets of the Class C shares of each fund for which the financial institution is the financial institution of record. For

                                                ROBERTSON STEPHENS MUTUAL FUNDS

the period from June 30, 1997 (Commencement of Operations), through December 31, 1997, for Class C shares, the Fund incurred shareholder servicing fees of $642.

e. BROKERAGE COMMISSIONS:

RSIM, L.P. may direct orders for investment transactions to BARS as broker-dealer, subject to Fund policies as stated in the prospectus, regulatory constraints, and the ability of BARS to provide competitive prices and commission rates. All investment transactions in which BARS acts as a broker may only be executed on an agency basis. Subject to certain constraints, the Fund may make purchases of securities from offerings or underwritings in which BARS has been retained by the issuer. For the period from April 1, 1997 (Commencement of Operations), through December 31, 1997, the Fund paid brokerage commissions of $980 to BARS, which represented 1.0% of total commissions paid during this period.

NOTE 4    INVESTMENTS:

a. TAX BASIS OF INVESTMENTS:

At December 31, 1997, the cost of investments for federal income tax purposes was $13,992,714. Accumulated net unrealized appreciation on investments, excluding the foreign currency fluctuation associated with other assets and liabilities, was $1,105,647, consisting of gross unrealized appreciation and depreciation of $1,560,543 and $454,896, respectively.

b. INVESTMENT PURCHASES AND SALES:

For the period from April 1, 1997 (Commencement of Operations), to December 31, 1997, the costs of investments purchased and the proceeds from investments sold (excluding options and short-term investments) were $36,804,898 and $24,675,265, respectively.

c. FOREIGN SECURITIES:

Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, revaluation of currencies, adverse political, social, and economic developments, and less reliable information about issuers. Moreover, securities of many foreign companies and markets may be less liquid and their prices more volatile than those of U.S. companies and markets.

NOTE 5     ACQUISITION:

On October 1, 1997, BankAmerica Corporation completed its acquisition of Robertson, Stephens & Company Group, L.L.C. and Robertson, Stephens & Company, Inc. Pursuant to that acquisition, BankAmerica Corporation became the owner of the entire beneficial interest in RSIM, L.P.

THE GLOBAL VALUE FUND ANNUAL REPORT

Report of Independent Accountants


To the Board of Trustees and Shareholders of The Robertson Stephens Global Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Robertson Stephens Global Value Fund (the "Fund") at December 31, 1997, and the results of its operations and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997, by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP

Price Waterhouse LLP
San Francisco, California
February 7, 1998


Administration

OFFICERS AND TRUSTEES
Andrew P. Pilara, Jr., Trustee
     President

Leonard B. Auerbach, Trustee
     President and Chairman of Auerbach Associates, Inc.
John W. Glynn, Jr., Trustee
     Principal and Chairman of
     Glynn Capital Management
James K. Peterson, Trustee
     Former Director of the IBM Retirement Funds
Terry R. Otton
     Chief Financial Officer
Dana K. Welch
     Secretary

INVESTMENT ADVISER
Robertson, Stephens & Company
Investment Management, L.P.
555 California Street, Suite 2600
San Francisco, CA 94104

DISTRIBUTOR
Edgewood Services, Inc.
Clearing Operations
P.O. Box 897
Pittsburgh, PA 15230-0897

TRANSFER AGENT AND DISBURSING AGENT
State Street Bank & Trust Company
c/o National Financial Data Services
Kansas City, MO
1-800-272-6944

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
San Francisco, CA

LEGAL COUNSEL
Ropes & Gray
Boston, MA

This report is submitted for the information of shareholders of The Robertson Stephens Global Value Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Published February 13, 1998

                                               ROBERTSON STEPHENS MUTUAL FUNDS

Design: Broom & Broom, Inc., San Francisco
Photography: Jerry Orabona, Bill Zemanek

THE ROBERTSON STEPHENS MUTUAL FUNDS

VALUE
THE PARTNERS FUND
A SMALL-CAP FUND USING A CASH FLOW VALUE METHODOLOGY
Managed by Andrew Pilara.

GROWTH & INCOME
THE GROWTH & INCOME FUND
SEEKING GROWTH WHILE ATTEMPTING TO MODERATE RISK
Managed by John Wallace.

GROWTH

THE DIVERSIFIED GROWTH FUND
FOCUSING ON SMALL- AND MID-CAP COMPANIES
Managed by John Wallace
and John Seabern.

THE EMERGING GROWTH FUND
SEEKING TO INVEST IN AMERICA'S MOST DYNAMIC, GROWTH-ORIENTED COMPANIES Managed by Jim Callinan.

THE INFORMATION AGE FUND-TM-
TARGETING INVESTMENTS IN THE INFORMATION TECHNOLOGY SECTOR
Managed by Ron Elijah
and Rod Berry.

THE MICROCAP GROWTH FUND
FOCUSING ON COMPANIES WITH MARKET CAPS OF LESS THAN $250 MILLION
Managed by Dave Evans
and Rainerio Reyes.

THE VALUE + GROWTH FUND
A GROWTH FUND FOR THE LONG-TERM INVESTOR
Managed by Ron Elijah.

GLOBAL
THE CONTRARIAN FUND-TM-A GLOBAL HEDGE FUND
Managed by Paul Stephens.

THE GLOBAL LOW-PRICED STOCK FUND
SEEKING OVERLOOKED AND UNDERVALUED COMPANIES
Managed by Hannah Sullivan.

THE GLOBAL NATURAL RESOURCES FUND
PRIMARILY FOCUSING ON HARD ASSET COMPANIES
Managed by Andrew Pilara.

THE GLOBAL VALUE FUND
SEEKING UNDERVALUED INVESTMENTS WORLDWIDE
Managed by Andrew Pilara.

INTERNATIONAL
THE DEVELOPING COUNTRIES FUND LOOKING FOR GROWING COMPANIES
IN EMERGING MARKETS
Managed by Michael Hoffman.

Please read the prospectus to learn about the Funds' objectives, investment policies, and the special risks associated with The Robertson Stephens Mutual Funds, including international investing, investing in smaller companies, investing in a more limited number of issuers and sectors or a particular sector, short selling, using options and futures, and investing in high-yielding, lower-quality debt securities.

Mutual fund shares are not insured by the FDIC or any other governmental entity; are not deposits or other obligations of, or guaranteed by Bank of America or any of its affiliates; and are subject to investment risks, including possible loss of the principal amount invested.

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ROBERTSON STEPHENS FUNDS

BRINGING THE FUND MANAGER TO YOU

555 California Street, Suite 2600
San Francisco, California 94104


FUND NEWS & INFORMATION

ROBERTSON STEPHENS INVESTOR SERVICES

-    Knowledgeable mutual fund representatives.

-    Automated access to daily net asset values.

-    Portfolio Manager Hotline, 24 hours a day.

1-800-766-3863

ROBERTSON STEPHENS
MUTUAL FUND E-MAIL

FUNDS@RSCO.COM

ROBERTSON STEPHENS
ON THE WEB


HTTP://WWW.RSIM.COM


ROBERTSON STEPHENS
ACCOUNTLINK

-    Automated account information, 24 hours a day.

1-800-624-8025


FUND LISTINGS

The Robertson Stephens Global Value Fund's computer quotation symbol is RSGAX.


The views expressed in this report were those of the Fund's portfolio manager as of the date specified, and may not reflect the views of the portfolio manager on the date they are first published or at any other time thereafter. RSIM and its affiliates may buy or sell investments at any time for the Fund, their other clients or for their own accounts, and may not necessarily do so in a manner consistent with the views expressed in this report. The prices at which they buy or sell investments may be affected favorably by the contents of this report or the timing of its publication. THE VIEWS EXPRESSED IN THIS REPORT ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS.